Exhibit 10.1
CHANGE IN TERMS AGREEMENT

Principal $300,000.00	Loan Date 08-26-2009	Maturity 11-01-2009	Loan No. 0000011001	Call/Coll 182/802	Account E0000085385	Officer MCKOC	Initials
References in the boxes above are for Lenders use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "**" has been omitted due to text length limitations.

Borrower:	ADCO Surgical Supply, Inc.	Lender:	KeyBank National Association
	1292 Hammond Street		ME-CBB-Bangor Kay Plaza
	Bangor, ME 04401		23 Water Street
Bangor, ME 04401

Principal Amount: $300,000.00	Date of Agreement: August 26, 2009

DESCRIPTION OF EXISTING INDEBTEDNESS. Obligor No.: 85385.
Obligation No.: 11001.

Original Promissory Note dated April 9, 2008, in the principal amount of $300,000.00, including any and all amendments thereto.

DESCRIPTION OF CHANGE IN TERMS. The maturity date of the Loan is hereby extended to November 1, 2009.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lenders right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ADCO SURGICAL SUPPLY, INC.

By:  /s/ Mark Dumouchel
  Mark Dumouchel, President of ADCO Surgical Supply, Inc.